UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 25, 2004
                                  ------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             AccuPoll Holding Corp.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

                   15101 Red Hill Ave # 220, Tustin, Ca 92780
                    (Address of principal executive offices)

                                  949-200-4000
              (Registrant's telephone number, including area code)

           4440 Von Karman Avenue, Suite 125, Newport Beach, CA 92660 (Former name and former address, if changed since last report)



     Nevada                 000-32849                   11-2751630
--------------            ------------              -------------------
(State or other           (Commission               (I.R.S. Employer
jurisdiction of            File Number)             Identification No.)
 incorporation)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On May 25, 2004, the Registrant issued a press release announcing that it's March 31, 2004 form 10-Q was not filed on time, And that the Registrants symbol would be changed to ACUPE until such time that the filing was made.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not Applicable.

(c) Exhibits:

 Exhibit Number      Description

      99.1           Press Release of Accupoll Holding Corp. dated May 25, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: May 25, 2004                       AccuPoll Holding Corp.,
                                         a Nevada corporation

                                         /s/ Dennis Vadura
                                         --------------------------------------
                                         Dennis Vadura, Chief Executive Officer